Summary Prospectus and
Prospectus Supplement

April 17, 2023

Morgan Stanley Variable Insurance Fund, Inc.

Supplement dated April 17, 2023 to Morgan Stanley Variable Insurance Fund, Inc. Summary Prospectuses and Prospectuses dated April 29, 2022

Core Plus Fixed Income Portfolio

On April 10, 2023, the Board of Directors of Morgan Stanley Variable Insurance Fund, Inc. (the "Fund") approved a Plan of Liquidation with respect to the Core Plus Fixed Income Portfolio (the "Portfolio"). The Portfolio will suspend the offering of its shares to all investors at the close of business on or about July 26, 2023, and the liquidation is expected to occur on or about July 28, 2023 ("Liquidation Date").

Pursuant to the Portfolio's Plan of Liquidation, substantially all of the assets of the Portfolio will be liquidated, known liabilities of the Portfolio will be satisfied or provided for, the remaining proceeds will be distributed to the Portfolio's remaining shareholders of record (in this case, insurance company separate accounts) equal to their proportionate interest in the Portfolio, and all of the issued and outstanding shares of the Portfolio will be redeemed on the Liquidation Date (the "Liquidation").

Prior to the Liquidation Date, the Portfolio will engage in business activities for the purpose of winding up the Portfolio's business and affairs and transitioning the Portfolio's assets to cash and cash equivalents in preparation for the orderly Liquidation and subsequent distribution of proceeds to remaining shareholders as of the close of business on the Liquidation Date. Prior to the Liquidation Date, the Portfolio may no longer pursue its investment objective or be managed consistent with its stated investment strategies, which may impact the Portfolio's performance. Shareholders may bear increased brokerage and other transaction expenses relating to the sale of portfolio investments prior to the Liquidation Date.

Prior to the Liquidation Date, shareholders of the Portfolio may remain invested in the Portfolio or redeem their shares at any time in the manner described in the Portfolio's prospectus. At any time prior to the Liquidation Date, contract owners of variable life and/or annuity contracts who have selected the Fund for investment through those contracts may transfer out of the Portfolio into any other investment option available under their respective contracts consistent with the transfer provisions and other terms of such contracts. Please refer to the variable contract prospectus for more information on transfers before and after the Liquidation Date and other investment options available under the respective contract or contact the insurance company that issued the respective contract to request additional information about available investment options and the reallocation of investments in the Portfolio.

The liquidation of the Portfolio is not anticipated to be a taxable event for contract owners of variable life and/or annuity contracts who have selected the Portfolio for investment through those contracts. Contract owners should consult their personal tax advisor concerning their particular tax situation.

Please retain this supplement for future reference.